Exhibit 99.1

Vislink Reports Fourth Quarter and Full Year 2023 Financial and Operational Results - Update

Company Achieves 75% Year-Over-Year Revenue Growth in MilGov Markets for 2023

Management Forecasts Improved Cash Flow and Significant Revenue Expansion in 2024

Mt. Olive, NJ — April 1, 2024 — Vislink Technologies, Inc. (“Vislink” or the “Company”) (Nasdaq: VISL), a global technology leader in the capture, delivery, and management of high-quality, live video and associated data in the media and entertainment, public safety, and defense markets, today reported results for the fourth quarter and full year ended December 31, 2023. The Company will file the Form 10-K with the Securities and Exchange Commission by April 16, 2024.

Fourth Quarter 2023 and Recent Operational Highlights

●	Acquired and integrated assets of Broadcast Microwave Services (BMS). The accretive, strategic move has begun to bear fruit. It provides additional valuable opportunities to introduce and promote the Company’s best-in-class AVDS (Aerial Video Downlink Systems) solutions into BMS’s extensive customer network, which includes U.S. Federal agencies, global OEMs, and large governments in EMEA.

●	Launched Air-to-Anywhere™ within its AVDS platform, enabling high-resolution, ultralow-latency real-time video distribution and management to any device, anywhere. This advancement will include the Company’s roadmap initiatives to leverage AI for enhanced analytics, and is expected to pave new avenues to develop recurring revenue via in-depth data insights.

●	Solidified its presence in the expanding drone command and control market, a high-growth area with the opportunity to leverage the Company’s proprietary hardware infrastructure and Air-to-Anywhere software solution platform. Revenue from this nascent market is expected to grow 75% in 2024.

●	Increased Software and Services revenue to more than 10% of sales in 2023.

●	Achieved over $2 million in AVDS orders from North America’s public safety sector.

●	Secured a $1 million AVDS order with a leading air force in the EMEA region.

●	Achieved highest post-pandemic backlog.

●	Appointed Bill Sweeney as the new Managing Director of its Military and Government (“MilGov”) business, adding valuable MilGov industry experience to the Company’s leadership team. Mr. Sweeney’s expertise in fostering strong domestic and international client relationships will enhance Vislink’s integration of existing services with BMS’s capabilities.

●	Partnered with Zoom Communications, India’s premier outside broadcast (OB) service provider, for ultralow-latency 4K wireless camera systems, highlighting the first ultralow-latency systems to be deployed in India.

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Management Commentary

“2023 marked a pivotal year for Vislink, as we laid the groundwork for accelerated revenue growth and cash flow neutrality in 2024,” said Vislink CEO Mickey Miller. “During the year, we significantly advanced our presence in the expanding AVDS market, as evidenced by a 75% year-over-year revenue growth in the MilGov space. In September, we finalized the strategic acquisition of BMS assets, marking a significant step forward in expanding our reach within the MilGov market, especially in EMEA. This move has quickly demonstrated its value, as evidenced by a substantial order we’ve recently secured in the region. BMS’s customer base complements our AVDS solutions perfectly, significantly broadening our market reach and growth potential in the coming years. Additionally, the launch of Air-to-Anywhere™ in our AVDS platform, which integrates AI for advanced analytics, has opened new avenues for developing recurring revenue by offering in-depth data insights to customers. This milestone is part of a broader success story, as we also saw our high-margin software and services revenue climb above 10% of total revenue in 2023, exceeding our goal set at the beginning of the year.

“In parallel, Vislink has undergone a significant transformation over the past two years, streamlining our operations to enhance efficiency and profitability. We’ve consolidated and outsourced manufacturing, simplified our product lineup, and improved the coordination between our sales and manufacturing teams. These steps have not only improved our operating efficiency and flexibility, leading to profitability improvements in 2023, but they also set us on a path to positive cash flow. Our accelerated MilGov sales, combined with increasing software and services sales and operating leverage, are expected to drive robust growth, aiming to be cash flow positive in 2025.

“Vislink entered 2024 in a strong position, with a $48 million weighted sales pipeline. As we move into the second quarter, we have our highest backlog since the pandemic, giving us ample opportunity for growth in 2024. Our operational improvements have set the stage for us to capitalize on these opportunities, complemented by a notable increase in year-over-year bookings at the start of the year. We are actively driving software and services sales, and our latest innovations (AeroLink, Aero5, LiveLink, and LinkMatrix) are receiving positive market response. With these efforts and innovations, we believe Vislink is well-prepared for a strong year of growth.”

Fourth Quarter 2023 Financial Results

●	Revenue increased to $8.1 million, compared to $7.4 million in the prior year period.

●	Gross margin increased to 46%, up from 33% in the prior year period. The improvement in gross margin was due to the greater contribution of MilGov revenue and software and services to total revenue, partially offset by one-time manufacturing charges related to new products.

●	Net loss attributable to common shareholders totaled $(2.4) million, or $(0.99) per share, an improvement compared to $(5.5) million, or $(2.36) per share, in the prior year period.

Full Year 2023 Financial Results

●	Revenue was $27.5 million, compared to $28.1 million in 2022. The change in revenue was a result of product line streamlining efforts, which started in 2022, and the discontinuation of lower-margin, sub-scale product lines.

●	Gross margin increased to 51%, up from 46% in 2022. The increase was due to the greater contribution of software and services to total revenue.

●	Net loss attributable to common shareholders totaled $(9.1) million, or $(3.83) per share, an improvement compared to $(13.5) million, or $(5.81) per share, in 2022.

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●	EBITDA (earnings before interest, taxes, depreciation, and amortization) totaled $(9.0) million, an improvement compared to $(12.0) million in 2022.

●	Cash and short-term investments were $14.2 million at December 31, 2023, compared to $18.2 million at the end of the third quarter. The increased use of cash observed in the fourth quarter of 2023 can be primarily attributed to higher receivables and inventory levels, reflecting the longer customer acceptance cycles for new products and strategic positioning for future growth. In 2024, the Company expects to improve working capital performance by optimizing inventory management and accelerating customer acceptance of new products.

Conference Call

Management will host a conference call today, April 1, 2024, at 8:30 a.m. Eastern Time to discuss its financial results for the fourth quarter and full year ended December 31, 2023.

Vislink management will host the presentation, followed by a question-and-answer period.

Toll-Free Number: 1-833-953-2432

International Number: 1-412-317-5761

Webcast: Click here to register

Please register online at least 10 minutes before the start time (although you may register, dial in, or access the webcast anytime during the call). If you have difficulty registering or connecting to the conference call, please contact Gateway Group at 949-574-3860.

The conference call will be broadcast live here and available for replay via the Investor Relations section of Vislink’s website.

A replay of the conference call will be available after 11:30 a.m. Eastern Time on the same day through Wednesday, April 14, 2024.

Toll-Free Replay Number: 1-877-344-7529

International Replay Number: 1-412-317-0088

Replay ID: 1068552

Non-GAAP Financial Measure: EBITDA

To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), we are presenting EBITDA in this earnings release and the related earnings conference call. EBITDA is a non-GAAP financial measure that is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly titled measures presented by other companies. We define EBITDA as our net income (loss), excluding the impact of depreciation and amortization expense and interest income and tax). We have presented EBITDA because it is a key measure used by our management and board of directors to understand and evaluate our operating performance, establish budgets, and develop operational goals for managing our business. In particular, we believe that excluding the impact of these expenses in calculating EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. A reconciliation of non-GAAP EBITDA to GAAP net loss appears in the financial tables accompanying this press release as set forth below.

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Note on Forward-looking Statements

Certain statements in this press release are forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. This press release contains forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact included in this press release, including those regarding the Company’s strategy, future operations, future revenues, growth, profitability results, and financial position, risks of supply chain constraints and inflationary pressures, projected expenses, prospects, plans including footprint and technology asset consolidations, objectives of management, new capabilities, product and solutions launches including AI-assisted and 5G streaming technologies, expected contract values, projected pipeline sales opportunities and transactions in our sales pipeline, backlog realization, and order acquisitions integration including the recently acquired BMS assets, cost savings, and expected market opportunities across the Company’s operating segments including the live event production, AVDS and MilGov markets, the sufficiency of the Company’s capital resources to fund the Company’s operations and any statements regarding future results are forward-looking statements. Vislink may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in any forward-looking statements such as the foregoing, and you should not place undue reliance on such forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties, including those discussed in Vislink’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (“SEC”) on March 31, 2023, and in subsequent filings with, or submissions to, the SEC from time to time.

The statements made in this press release speak only as of the date stated herein, and subsequent events and developments may cause the Company’s expectations and beliefs to change. While the Company may elect to update these forward-looking statements publicly at some point in the future, the Company specifically disclaims any obligation to do so, whether as a result of new information, future events, or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date after the date stated herein.

About Vislink Technologies, Inc.

Vislink Technologies is a global technology leader in capturing, delivering, and managing high-quality live video and associated data. With a renowned heritage in video communications encompassing over 50 years, Vislink has revolutionized live video communications by delivering the highest-quality video from the scene, even in the most challenging transmission conditions—enabling broadcasters and public safety agencies to capture and share live video seamlessly and securely. Through its Mobile Viewpoint product lines, Vislink also provides live streaming solutions using bonded cellular, 5G, and AI-driven technologies for automated news and sports productions. Vislink’s shares of common stock are publicly traded on the Nasdaq Capital Market under the ticker symbol “VISL.” For more information, visit www.vislink.com.

Media Contact:

Adrian Lambert

Adrian.lambert@vislink.com

Investor Relations Contact:

Alec Wilson and Matt Glover

Gateway Group, Inc.

VISL@gateway-grp.com

-Financial Tables to Follow-

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VISLINK TECHNOLOGIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	December 31,
	2023	2022
ASSETS
Current assets
Cash	$8,482	$25,627
Accounts receivable, net	8,680	6,007
Inventories, net	14,029	12,021
Investments held to maturity	5,731	—
Prepaid expenses and other current assets	1,560	1,232
Total current assets	38,482	44,887
Right of use assets, operating leases	742	1,075
Property and equipment, net	1,902	1,434
Intangible assets, net	3,866	4,400
Total assets	$44,992	$51,796
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$3,183	$2,626
Accrued expenses	1,578	1,568
Notes payable	—	84
Operating lease obligations, current	463	455
Customer deposits and deferred revenue	1,490	1,540
Total current liabilities	6,714	6,273
Operating lease obligations, net of current portion	755	1,107
Deferred tax liabilities	546	764
Total liabilities	8,015	8,144
Commitments and contingencies (See Note 17)

Series A Preferred stock, $0.00001 par value per share: -0- and 47,419 shares authorized on December 31, 2023, and 2022, respectively; -0- and 47,419 shares issued and outstanding on December 31, 2023, and 2022, respectively at a redemption value equal to $0.10 in cash for each ten thousand (10,000) whole shares.	—	—

Stockholders’ equity
Preferred stock, $0.00001 par value per share: 10,000,000 shares authorized on December 31, 2023, and 2022, respectively	—	—
Common stock, $0.00001 par value per share, 100,000,000 shares authorized on December 31, 2023, and 2022, respectively:
Common stock 2,439,923 and 2,367,362 were issued, and 2,439,790 and 2,367,229 were outstanding on December 31, 2023, and 2022, respectively.	—	—

Additional paid-in capital	347,507	345,365
Accumulated other comprehensive loss	(1,027)	(1,337)
Treasury stock, at cost – 133 shares as of December 31, 2023, and 2022, respectively	(277)	(277)
Accumulated deficit	(309,226)	(300,099)
Total stockholders’ equity	36,977	43,652
Total liabilities and stockholders’ equity	$44,992	$51,796

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VISLINK TECHNOLOGIES, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHENSIVE LOSS
(IN THOUSANDS EXCEPT NET LOSS PER SHARE DATA)

	For the Years Ended
	December 31,
	2023	2022
Revenue, net	$27,482	$28,131
Cost of revenue and operating expenses
Cost of components and personnel	13,380	15,204
Inventory valuation adjustments	487	2,930
General and administrative expenses	19,376	18,195
Research and development	3,493	4,058
Impairment of right-of-use assets	83	88
Depreciation and amortization	1,261	1,722
Total cost of revenue and operating expenses	38,080	42,197
Loss from operations	(10,598)	(14,066)
Other income (expenses)
Unrealized gain on investments in debt securities held to maturity	68	—
Realized loss on investments in debt securities	(82)	—
Gain on settlement of debt	—	46
Other income	332	303
Dividend income	375	—
Interest income (expense), net	560	(38)
Total other income	1,253	311

Net loss before income taxes	(9,345)	(13,755)

Income taxes
Deferred tax benefits	218	215

Net loss	(9,127)	(13,540)

Dividends	—	(20)

Net loss attributable to common shareholders	$(9,127)	$(13,560)

Net loss per share attributable to Common Shareholders:
Basic and diluted loss per share	$(3.83)	$(5.81)

Weighted average number of shares outstanding:
Basic and diluted	2,381	2,335

Comprehensive loss:
Net loss	$(9,127)	$(13,540)
Unrealized gain on currency translation adjustment	310	1,040
Comprehensive loss	$(8,817)	$(12,500)

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Reconciliation of GAAP to Non-GAAP Results

VISLINK TECHNOLOGIES, INC.
RECONCILIATION OF GAAP to NON-GAAP RESULTS
QUARTER ENDING December 31, 2023
(IN THOUSANDS)

	For the Twelve Months Ended
	December 31,
	2023	2022
Reconciliation of net income to EBITDA
Net loss	$(9,127)	$(13,540)

Amortization and depreciation	1,261	1,722
Dividend income	(375)	-
Interest income, net	(560)	38
Tax	(218)	(215)
EBITDA	$(9,019)	$(11,995)
Stock based compensation	1,942	1,565
Severance	585	49
Impairment	-	88
Inventory step up	-	497
EBITDA Non-GAAP Adjusted	$(6,409)	$(9,796)

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